LETTER OF TRANSMITTAL
          For Depositary Unit Certificates Representing Assignments of
                          Limited Partnership Interests
                                       In
                    U.S. REALTY PARTNERS LIMITED PARTNERSHIP
                        Pursuant to an Offer to Purchase
                               Dated April 9, 1999
                                       by
                             AIMCO PROPERTIES, L.P.
--------------------------------------------------------------------------------
                      THE OFFER AND WITHDRAWAL RIGHTS WILL
                      EXPIRE AT 11:59 P.M., NEW YORK TIME,
                        ON MAY 6, 1999, UNLESS EXTENDED.
--------------------------------------------------------------------------------

                     The Information Agent for the offer is:


                      RIVER OAKS PARTNERSHIP SERVICES, INC.


         By Mail:                   By Overnight Courier:                       By Hand:
       P.O. Box 2065                 111 Commerce Road                     111 Commerce Road
S. Hackensack, N.J. 07606-2065       Carlstadt, N.J. 07072                 Carlstadt, N.J. 07072
                                   Attn.: Reorganization Dept.           Attn.: Reorganization Dept.


   By Facsimile:                            For Information please call:
   (201) 896-0910                            TOLL FREE (888) 349-2005
                                                        or
                                                  (201) 896-1900

--------------------------------------------------------------------------------
                          DESCRIPTION OF UNITS TENDERED
--------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s) (Please indicate changes or corrections to the name, address and tax identification number printed above.)
--------------------------------------------------------------------------------
            1. Total Number of Units Owned     2. Total Number of Units Tendered
                          (#)                                (#)



--------------------------------------------------------------------------------

To participate in the offer, you must send a duly completed and executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal so that such documents are received by River Oaks Partnership Services, Inc., the Information Agent and Depositary (the "Information Agent"), on or prior to May 6, 1999 (the "Expiration Date"). The method of delivery of this Letter of Transmittal and all other required documents is at your option and risk, and delivery will be deemed made only when actually received by the Information Agent. If delivery is by mail, registered mail with return receipt requested is recommended. In all cases, sufficient time should be allowed to assure timely delivery. Delivery of this Letter of Transmittal or any other required documents to an address other than as set forth above does not constitute valid delivery.

                                    IMPORTANT

     If a Limited Partner who has tendered Units pursuant to the Cal Kan Offer wishes to tender some or all of such Units to AIMCO Properties, L.P. pursuant to this Offer, such Limited Partner must first withdraw such tendered Units by following the procedures set forth below.

     For the convenience of Limited Partners who desire to withdraw from the Cal Kan Offer and accept the Purchaser's $5.50 net per Unit offer, a form of "Notice of Withdrawal" is enclosed which, if properly delivered to MacKenzie Patterson, Inc., depositary for the Cal Kan Offer, prior to the April 30, 1999, the expiration date of the Cal Kan Offer, unless extended, in will enable Limited Partners to withdraw Units tendered pursuant to the Cal Kan Offer. A copy of the Notice of Withdrawal delivered to the applicable party(ies) should be delivered to River Oaks Partnership Services, Inc., the Depositary for this Offer, along with this Letter of Transmittal.

     Units tendered in the Cal Kan Offer or another competing offer must be withdrawn prior to the expiration date of Cal Kan Offer or such other competing offer if the Limited Partner desires to tender them into this Offer.

                        --------------------------------

 IF YOU HAVE THE CERTIFICATE ORIGINALLY ISSUED TO REPRESENT YOUR INTEREST IN THE
                       PARTNERSHIP IT MUST BE SENT TO THE
                INFORMATION AGENT WITH THIS LETTER OF TRANSMITTAL

                        --------------------------------

           For information or assistance in connection with the offer or the completion of this Letter of Transmittal and/or the Notice of Withdrawal, please contact the Information Agent at (888) 349-2005 (toll free) or (201) 896-1900.

                  The instructions accompanying this Letter of
                   Transmittal should be read carefully before
                    this Letter of Transmittal is completed.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


Ladies and Gentlemen:

     The undersigned hereby acknowledges that he or she has received and reviewed (i) the Purchaser's Offer to Purchase, dated April 9, 1999 (the "Offer Date") and (ii) this Letter of Transmittal and the Instructions hereto, as each may be supplemented or amended from time to time (collectively, the "Offer").

     Upon the terms and subject to the conditions set forth in the Offer to Purchase, and this Letter of Transmittal, the undersigned hereby tenders to the Purchaser all Depositary Unit Certificates (the "Units") representing assignments of limited partnership interest in U.S. Realty Limited Partnership (the "Partnership") set forth in the box above entitled "Description of Units Tendered," at the price set forth in the Offer to Purchase, less the amount of distributions, if any, made by the Partnership from the Offer Date until the Expiration Date (the "Offer Price"), in each case, net to the undersigned in cash, without interest.

     Subject to and effective upon acceptance for payment of any of the Units tendered hereby in accordance with the terms of the Offer, the undersigned hereby irrevocably sells, assigns, transfers, conveys and delivers to, or upon the order of, the Purchaser all right, title and interest in and to such Units tendered hereby that are accepted for payment pursuant to the Offer, including, without limitation, (i) all of the undersigned's interest in the capital of the Partnership, and the undersigned's interest in all profits, losses and distributions of any kind to which the undersigned shall at any time be entitled in respect of the Units; (ii) all other payments, if any, due or to become due to the undersigned in respect of the Units, under or arising out of the agreement of limited partnership of the Partnership (the "Partnership Agreement"), or any agreement pursuant to which the Units were sold (each, a "Purchase Agreement"), whether as contractual obligations, damages, insurance proceeds, condemnation awards or otherwise; (iii) all of the undersigned's claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under or arising out of the Partnership Agreement or Purchase Agreement or the undersigned's ownership of the Units, including, without limitation, all voting rights, rights of first offer, first refusal or similar rights, and rights to be substituted as a limited partner of a Partnership; and (iv) all present and future claims, if any, of the undersigned against a Partnership, the other partners of the Partnership, or the general partner and its affiliates, including the Purchaser, under or arising out of the Partnership Agreement, the Purchase Agreement, the undersigned's status as a limited partner, or the terms or conditions of the Offer, for monies loaned or advanced, for services rendered, for the management of the Partnership or otherwise.

     The undersigned hereby irrevocably constitutes and appoints the Purchaser, the Purchaser's general partner and any designees of the Purchaser as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Units, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to vote or act in such manner as any such attorney and proxy or substitute shall, in its sole discretion, deem proper with respect to such Units, to do all such acts and things necessary or expedient to deliver such Units and transfer ownership of such Units on the partnership books maintained by the general partner of the Partnership, together with all accompanying evidence of transfer and authenticity to, or upon the order of, the Purchaser, to sign any and all documents necessary to authorize the transfer of the Units to the Purchaser including, without limitation, the "Transferor's (Seller's) Application for Transfer" created by the National Association of Securities Dealers, Inc., if required, and upon receipt by the Information Agent (as the undersigned's agent) of the offer price, to become a substitute limited partner, to receive any and all distributions made by the Partnership from and after the expiration date of the offer (regardless of the record date for any such distribution), and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Offer. This appointment is effective upon the purchase of the Units by the Purchaser as provided in the Offer. Upon the purchase of Units pursuant to the Offer, all prior proxies and consents given by the undersigned with respect to such Units will be revoked and no subsequent proxies or consents may be given (and if given will not be deemed effective).

     In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (i) requests and authorizes (subject to and effective upon acceptance for payment of any Unit tendered hereby) the Partnership and its general partners to take any and all actions as may be required to effect the transfer of the undersigned's Units to the Purchaser (or its designee) and to admit the Purchaser as a substitute limited partner in the Partnership under the terms of its Partnership Agreement; (ii) empowers the Purchaser and its agent to execute and deliver to each general partner a change of address form instructing the general partners to send any and all future distributions to the address specified in the form, and to endorse any check payable to or upon the order of such unitholder representing a distribution to which the Purchaser is entitled pursuant to the terms of the offer, in each case, in the name and on behalf of the tendering unitholder;
(iii) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser; and (iv) requests and consents to the transfer of the Units to be effective on the books and records of the Partnership as of April 1, 1999.

     Notwithstanding any provision in a Partnership Agreement to the contrary, the undersigned hereby directs each general partner of the Partnership to make all distributions after the Purchaser accepts the tendered Units for payment to the Purchaser or its designee. Subject to and effective upon acceptance for payment of any Unit tendered hereby, the undersigned hereby requests that the Purchaser be admitted to the Partnership as a substitute limited partner under the terms of the Partnership Agreement. Upon request, the undersigned will execute and deliver additional documents deemed by the Information Agent or the Purchaser to be necessary or desirable to complete the assignment, transfer and purchase of Units tendered hereby and will hold any distributions received from a Partnership after the Expiration Date in trust for the benefit of the Purchaser and, if necessary, will promptly forward to the Purchaser any such distributions immediately upon receipt. The Purchaser reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering unitholders to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

     By executing this Letter of Transmittal, the undersigned represents that either (i) the undersigned is not a plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an entity deemed to hold "plan assets" within the meaning of 29 C.F.R. Section 2510.3-101 of any such plan, or (ii) the tender and acceptance of Units pursuant to the Offer will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

     The undersigned understands that a tender of Units to the Purchaser will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Purchaser may not be required to accept for payment any of the Units tendered hereby. In such event, the undersigned understands that any Letter of Transmittal for Units not accepted for payment may be destroyed by the Purchaser (or its agent). Except as stated in the Offer, this tender is irrevocable, provided that Units tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date.

     The undersigned has been advised that the Purchaser is an affiliate of the general partner of each Partnership and no such general partner makes any recommendation as to whether to tender or refrain from tendering Units in the Offer. The undersigned has made his or her own decision to tender Units.

     The undersigned hereby represents and warrants for the benefit of each Partnership and the Purchaser that the undersigned owns the Units tendered hereby and has full power and authority and has taken all necessary action to validly tender, sell, assign, transfer, convey and deliver the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims and that the transfer and assignment contemplated herein are in compliance with all applicable laws and regulations.

     The undersigned further represents and warrant that, to the extent a certificate evidencing the Units tendered hereby (the "original certificate") is not delivered by the undersigned together with this Letter of Transmittal, the sold, transferred, conveyed, assigned, pledged, deposited or otherwise disposed of any portion of the Units, (ii) the undersigned has caused a diligent search of its records to be taken and has been unable to locate the original certificate, (iii) if the undersigned shall find or recover the original certificate evidencing the Units, it will immediately and without consideration surrender it to the Purchaser; and (iv) the undersigned shall at all times indemnify, defend, and save harmless the Purchaser and the Partnership, its successors, and its assigns from and against any and all claims, actions, and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages, judgments, costs, charges, counsel fees, and other expenses of every nature and character by reason of honoring or refusing to honor the original certificate when presented by or on behalf of a holder in due course or a holder appearing to or believed by the Partnership to be such, or by issuance or delivery of a replacement certificate, or the making of any payment, delivery, or credit in respect of the original certificate without surrender thereof, or in respect of the replacement certificate

     Our records indicate that the undersigned owns the number of Units set forth in the box above entitled "Description of Units Tendered" under the column entitled "Total Number of Units Owned." If you would like to tender only a portion of your Units, please so indicate in the space provided in the box above entitled "Description of Units Tendered."

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligations of the undersigned shall be binding upon the heirs, personal representatives, trustees in bankruptcy, legal representatives, and successors and assigns of the undersigned.

------------------------------------     ------------------------------------

SPECIAL PAYMENT INSTRUCTIONS SPECIAL DELIVERY INSTRUCTIONS (See Instructions 2, 4 and 9) (See Instructions 2, 4 and 9)

    To be completed ONLY if the             To be completed ONLY if the
consideration for the purchase           consideration for the purchase
price of Units accepted for payment      price of Units accepted for payment
is to be issued in the name of           is to be sent to someone other than
someone other than the undersigned.      the undersigned or to the
                                         undersigned at an address other
                                         than that shown above.

|_| Issue consideration to:              |_| Mail consideration to:

Name _______________________________     Name _______________________________
         (Please type or Print)                   (Please type or Print)


Address ____________________________     Address _____________________________


        ----------------------------             -----------------------------
             (Include Zip Code)                       (Include Zip Code)

        ----------------------------
(Tax Identification or Social Security No.)
         (See Substitute Form W-9)
--------------------------------------------------------------------------------

================================================================================

                                  SIGNATURE BOX (See Instruction 2)
--------------------------------------------------------------------------------

     Please sign exactly as your name is printed on the front of this Letter of Transmittal. For joint owners, each joint owner must sign. (See Instruction 2).

     TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF A CORPORATION OR OTHER PERSONS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE COMPLETE THIS BOX AND SEE INSTRUCTION 2.

     The signatory hereto hereby tenders the Units indicated in this Letter of Transmittal to the Purchaser pursuant to the terms of the Offer, and certifies under penalties of perjury that the statements in Box A, Box B and, if applicable, Box C and Box D are true.


     X _______________________________________________________
                          (Signature of Owner)

     X _______________________________________________________
                        (Signature of Joint Owner)

     Name and Capacity (if other than individuals):  ___________________________

     Title:  _______________________________________________________

     Address:   _______________________________________________________


     (City)                         (State)                    (Zip)
     Area Code and Telephone No. (Day):  _______________________________________

                               (Evening):  _____________________________________


                        Signature Guarantee (If Required)
                               (See Instruction 2)

     Name and Address of Eligible Institution:  ________________________________

 ===============================================================================

     Authorized Signature: X  __________________________________________________

     Name:   _______________________________________________________

     Title:  ____________________________    Date:  ____________________________

================================================================================

                               TAX CERTIFICATIONS (See Instruction 4)

     By signing the Letter of Transmittal in the Signature Box, the unitholder certifies as true under penalty of perjury, the representations in Boxes A, B and C below. Please refer to the attached Instructions for completing this Letter of Transmittal and Boxes A, B and C below.
================================================================================

                                      BOX A
                               SUBSTITUTE FORM W-9
                           (See Instruction 4 - Box A)
--------------------------------------------------------------------------------

The unitholder hereby certifies the following to the Purchaser under penalties of perjury:

     (i) The Taxpayer Identification No. ("TIN") printed (or corrected) on the front of this Letter of Transmittal is the correct TIN of the unitholder, unless the Units are held in an Individual Retirement Account (IRA); or if this box |_| is checked, the unitholder has applied for a TIN. If the unitholder has applied for a TIN, a TIN has not been issued to the unitholder, and either (a) the unitholder has mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) the unitholder intends to mail or deliver an application in the near future (it being understood that if the unitholder does not provide a TIN to the Purchaser, 31% of all reportable payments made to the unitholder will be withheld); and

     (ii) Unless this box |_| is checked, the unitholder is not subject to backup withholding either because the unitholder: (a) is exempt from backup withholding; (b) has not been notified by the IRS that the unitholder is subject to backup withholding as a result of a failure to report all interest or dividends; or (c) has been notified by the IRS that such unitholder is no longer subject to backup withholding.

     Note: Place an "X" in the box in (ii) above, only if you are unable to certify that the unitholder is not subject to backup withholding.

================================================================================

================================================================================

                                      BOX B
                                FIRPTA AFFIDAVIT
                           (See Instruction 4 - Box B)
--------------------------------------------------------------------------------

     Under Section 1445(e)(5) of the Internal Revenue Code and Treas. Reg. 1.1445-11T(d), a transferee must withhold tax equal to 10% of the amount realized with respect to certain transfers of an interest in a partnership if 50% or more of the value of its gross assets consists of U.S. real property interests and 90% or more of the value of its gross assets consists of U.S. real property interests plus cash equivalents, and the holder of the partnership interest is a foreign person. To inform the Purchaser that no withholding is required with respect to the unitholder's Units in the Partnership, the person signing this Letter of Transmittal hereby certifies the following under penalties of perjury:

     (i) Unless this box |_| is checked, the unitholder, if an individual, is a U.S. citizen or a resident alien for purposes of U.S. income taxation, and if other than an individual, is not a foreign corporation, foreign partnership, foreign estate or foreign trust (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     (ii) The unitholder's U.S. social security number (for individuals) or employer identification number (for non-individuals) is correct as furnished in the blank provided for that purpose on the front of the Letter of Transmittal;

     (iii) The unitholder's home address (for individuals), or office address (for non-individuals), is correctly printed (or corrected) on the front of this Letter of Transmittal.

     The person signing this Letter of Transmittal understands that this certification may be disclosed to the IRS by the Purchaser and that any false statements contained herein could be punished by fine, imprisonment, or both.

================================================================================

================================================================================

                                      BOX C
                               SUBSTITUTE FORM W-8
                           (See Instruction 4 - Box C)
--------------------------------------------------------------------------------

     By checking this box |_|, the person signing this Letter of Transmittal hereby certifies under penalties of perjury that the unitholder is an "exempt foreign person" for purposes of the Backup Withholding rules under the U.S.
Federal   income  tax  laws,   because   the   unitholder   has  the   following
characteristics:

     (i)  Is  a  nonresident   alien   individual  or  a  foreign   corporation,
partnership, estate or trust;

     (ii) If an individual, has not been and plans not to be present in the U.S. for a total of 183 days or more during the calendar year; and

     (iii)Neither engages, nor plans to engage, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

================================================================================

                                  INSTRUCTIONS
                      FOR COMPLETING LETTER OF TRANSMITTAL

1. REQUIREMENTS OF TENDER. To be effective, a duly completed and signed Letter of Transmittal (or facsimile thereof) and any other required documents must be received by the Information Agent at one of its addresses (or its facsimile number) set forth herein before 11:59 p.m., New York Time, on the Expiration Date, unless extended. To ensure receipt of the Letter of Transmittal and any other required documents, it is suggested that you use overnight courier delivery or, if the Letter of Transmittal and any other required documents are to be delivered by United States mail, that you use certified or registered mail, return receipt requested.

     WHEN TENDERING BY FACSIMILE, PLEASE TRANSMIT ALL PAGES OF THE LETTER OF TRANSMITTAL, INCLUDING TAX CERTIFICATIONS (BOXES A, B, C AND D).

     THE METHOD OF DELIVERY OF THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING UNITHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE INFORMATION AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

2.   SIGNATURE REQUIREMENTS.

     Individual and joint owners -- After carefully reading and completing the Letter of Transmittal, to tender Units, Unitholders must sign at the "X" in the Signature Box of the Letter of Transmittal. The signature(s) must correspond exactly with the names printed (or corrected) on the front of the Letter of Transmittal. If the Letter of Transmittal is signed by the Unitholder (or beneficial owner in the case of an IRA), no signature guarantee on the Letter of Transmittal is required. If any tendered Units are registered in the names of two or more joint owners, all such owners must sign this Letter of Transmittal.

     IRA's/Eligible Institutions -- For Units held in an IRA account, the beneficial owner should sign in the Signature Box and no signature guarantee is required. Similarly, if Units are tendered for the account of a member firm of a registered national security exchange, a member firm of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution"), no signature guarantee is required.

     Trustees, Corporations, Partnership and Fiduciaries -- Trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or other persons acting in a fiduciary or representative capacity must sign at the "X" in the Signature Box and have their signatures guaranteed by an Eligible Institution by completing the signature guarantee set forth in the Signature Box of the Letter of Transmittal. If the Letter of Transmittal is signed by trustees, administrators, guardians, attorneys-in-fact, officers of a corporation, authorized partners of a partnership or others acting in a fiduciary or representative capacity, such persons should, in addition to having their signatures guaranteed, indicate their title in the Signature Box and must submit proper evidence satisfactory to the Purchaser of their authority to so act (see Instruction 3 below).

3. DOCUMENTATION REQUIREMENTS. In addition to the information required to be completed on the Letter of Transmittal, additional documentation may be required by the Purchaser under certain circumstances including, but not limited to, those listed below. To the extent available, all unitholders must submit their certificate evidencing the Units. Questions on documentation should be directed to the Information Agent at its telephone number set forth herein.

     Deceased Owner (Joint Tenant)     --       Copy of death certificate.

     Deceased Owner (Others)           --       Copy of death  certificate  (see
                                                also      Executor/Administrator
                                                /Guardian below).

     Executor/administrator/guardian   --       Copy   of   court    appointment
                                                documents    for   executor   or
                                                administrator; and (a) a copy of
                                                applicable   provisions  of  the
                                                will (title  page,  executor(s)'
                                                powers,   asset   distribution);
                                                or(b)    estate     distribution
                                                documents.

     Attorney-in-Fact                  --       Current power of attorney.

     Corporation/partnership           --       Corporate resolution(s) or other
                                                evidence  of  authority  to act.
                                                Partnership  should furnish copy
                                                of the partnership agreement.

     Trust/Pension Plans               --       Unless the  trustee(s) are named
                                                in the  registration,  a copy of
                                                the  cover  page of the trust or
                                                pension plan,  along with a copy
                                                of the section(s)  setting forth
                                                names and  powers of  trustee(s)
                                                and  any   amendments   to  such
                                                sections   or   appointment   of
                                                successor trustee(s).

4. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If consideration is to be issued in the name of a person other than the person signing the Signature Box of the Letter of Transmittal or if consideration is to be sent to someone other than such signer or to an address other than that set forth on the Letter of Transmittal in the box entitled "Description of Units Tendered," the appropriate boxes on the Letter of Transmittal should be completed.

5. TAX CERTIFICATIONS. The unitholder(s) tendering Units to the Purchaser pursuant to the Offer must furnish the Purchaser with the unitholder's taxpayer identification number ("TIN") and certify as true, under penalties of perjury, the representations in Box A, Box B and, if applicable, Box C. By signing the Signature Box, the Unitholder(s) certifies that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Units Tendered" and the representations made in Box A, Box B and, if applicable, Box C, are correct. See attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance in determining the proper TIN to give the Purchaser.

     U.S. Persons. A unitholder that is a U.S. citizen or a resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "U.S. Persons"), as those terms are defined in the Code, should follow the instructions below with respect to certifying Box A and Box B.

     Box A - Substitute Form W-9.

     Part (i), Taxpayer Identification Number -- Tendering unitholders must certify to the Purchaser that the TIN as printed (or corrected) on this Letter of Transmittal in the box entitled "Description of Units Tendered" is correct. If a correct TIN is not provided, penalties may be imposed by the Internal Revenue Service (the "IRS"), in addition to the unitholder being subject to backup withholding.

     Part (ii), Backup Withholding -- In order to avoid 31% Federal income tax backup withholding, the tendering unitholder must certify, under penalties of perjury, that such unitholder is not subject to backup withholding. Certain unitholders (including, among others, all corporations and certain exempt non-profit organizations) are not subject to backup withholding. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Do not check the box in Box A, Part (ii), unless you have been notified by the IRS that you are subject to backup withholding.

     When determining the TIN to be furnished, please refer to the following as a guide:

     Individual accounts - should reflect owner's TIN.

     Joint accounts - should reflect the TIN of the owner whose name appears first.

     Trust accounts - should reflect the TIN assigned to the trust.

     IRA custodial accounts - should reflect the TIN of the custodian (not necessary to provide).

     Custodial accounts for the benefit of minors - should reflect the TIN of the minor.

     Corporations, partnership or other business entities - should reflect the TIN assigned to that entity.

     By signing the Signature Box, the unitholder(s) certifies that the TIN as printed (or corrected) on the front of the Letter of Transmittal is correct.

     Box B - FIRPTA Affidavit -- Section 1445 of the Code requires that each unitholder transferring interests in a partnership with real estate assets meeting certain criteria certify under penalty of perjury the representations made in Box B, or be subject to withholding of tax equal to 10% of the purchase price for interests purchased. Tax withheld under
     Section 1445 of the Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS. Part (i) should be checked only if the tendering unitholder is not a U.S. Person, as described therein.

     Box C - Foreign Persons -- In order for a tendering unitholder who is a Foreign Person (i.e., not a U.S. Person, as defined above) to qualify as exempt from 31% backup withholding, such foreign Unitholder must certify, under penalties of perjury, the statement in Box C of this Letter of Transmittal, attesting to that Foreign Person's status by checking the box preceding such statement. Unless the box is checked, such unitholder will be subject to 31% withholding of tax.

6. VALIDITY OF LETTER OF TRANSMITTAL. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of a Letter of Transmittal and other required documents will be determined by the Purchaser and such determination will be final and binding. The Purchaser's interpretation of the terms and conditions of the Offer (including these Instructions for this Letter of Transmittal) will be final and binding. The Purchaser will have the right to waive any irregularities or conditions as to the manner of tendering. Any irregularities in connection with tenders, unless waived, must be cured within such time as the Purchaser shall determine. This Letter of Transmittal will not be valid until any irregularities have been cured or waived. Neither the Purchaser nor the Information Agent are under any duty to give notification of defects in a Letter of Transmittal and will incur no liability for failure to give such notification.

7. ASSIGNEE STATUS. Assignees must provide documentation to the Information Agent which demonstrates, to the satisfaction of the Purchaser, such person's status as an assignee.

8. TRANSFER TAXES. The amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

9. MINIMUM TENDERS. A unitholder may tender any or all of his, her or its Units.

10. CONDITIONAL TENDERS. No alternative, conditional or contingent tenders will be accepted.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER - - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                    GIVE THE
                                    TAXPAYER
                                                                IDENTIFICATION
    FOR THIS TYPE OF ACCOUNT:                                   NUMBER OF - -


    1. An individual account                      The individual

    2. Two or more  individuals  The actual owner of the account or, if combined
       (joint account) funds, the first individual on the account

    3. Husband and wife The actual owner of the account or, if joint (joint account) funds, either person

    4. Custodian account of a minor The minor (2) (Uniform Gift to Minors Act)

    5.                                            Adult   and    minor    (joint
                                                  account)  The adult or, if the
                                                  minor is the only contributor,
                                                  the minor (1)

    6. Account in the name of guardian The ward, minor or incompetent person (3)
       or committee for a designated ward, minor or incompetent person (3)

    7. a. The usual revocable sav-                The grantor trustee (1)
          ings trust account (grantor
          is also trustee)
                                                  The actual owner (1)

       b. So-called trust account that is
          not a legal or valid trust under
          state law

    8. Sole proprietorship account                The owner (4)

    9. A valid  trust,  estate or pension  The legal  entity (Do not furnish the identifying trust number of the personal representative or trusteeunless the legal entity itself is not designated in the
                                                  account title.) (5)

   10. Corporate account                          The corporation

   11. Religious, charitable, or educational      The organization
       organization account

   12. Partnership account held in the            The partnership
       name of the business

   13. Association, club, or other tax-exempt     The organization
       organization

   14. A broker or registered nominee             The broker or nominee

   15. Account with the Department of The public entity Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments

(1) List first and circle the name of the person whose number you furnish.


(2) Circle the minor's name and furnish the minor's social security number.


(3) Circle the ward's or incompetent person's name and furnish such person's social security number or employer identification number.


(4) Show your individual name. You may also enter your business name. You may use your social security number or employer identification number.


(5) List first and circle the name of the legal trust, estate, or pension trust.


NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATIONNUMBER ON SUBSTITUTE FORM W-9

     OBTAINING A NUMBER

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

     PAYEES EXEMPT FROM BACKUP WITHHOLDING

     Payees specifically exempted from backup withholding on ALL payments include the following:

     -    A corporation.

     -    A financial institution.

     - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan.

     -    The United States or any agency or instrumentality thereof.

     - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     -    An  international   organization  or  any  agency  or  instrumentality
          thereof.

     - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     -    A real estate investment trust.

     - A common trust fund operated by a bank under section 584(a) of the Code.

     - An exempt charitable remainder trust, or a non-exempt trust described in section 4947 (a)(1).

     - An entity registered at all times under the Investment Company Act of 1940.

     -    A foreign central bank of issue.

     - A futures commission merchant registered with the Commodity Futures Trading Commission.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     - Payments to nonresident aliens subject to withholding under section 1441 of the Code.

     - Payments to Partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     - Payments of patronage dividends where the amount received in not paid in money.

     -    Payments made by certain foreign organizations.

     -    Payments made to an appropriate nominee.

     -    Section 404(k) payments made by an ESOP.

    Payments of interest not generally subject to backup withholding include the following:

     - Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer. Payments of tax exempt interest (including exempt interest dividends under section 852 of the Code).

     - Payments described in section 6049(b)(5) of the Code to nonresident aliens.

     -    Payments on tax-free covenant bonds under section 1451 of the Code.

     -    Payments made by certain foreign organizations.

     -    Payments of mortgage interest to you.

     -    Payments made to an appropriate nominee.

     Exempt payees described above should file substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(A), 6045, and 6050A.

     PRIVACY ACT NOTICE - - Section 6109 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payer. Certain penalties may also apply.

     PENALTIES

     (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING - - If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION - - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

         By Mail:                   By Overnight Courier:                       By Hand:
       P.O. Box 2065                 111 Commerce Road                     111 Commerce Road
S. Hackensack, N.J. 07606-2065       Carlstadt, N.J. 07072                 Carlstadt, N.J. 07072
                                  Attn.: Reorganization Dept.           Attn.: Reorganization Dept.


   By Facsimile:                            For Information please call:
   (201) 896-0910                            TOLL FREE (888) 349-2005
                                                        or
                                                  (201) 896-1900


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